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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement of EXCO Resources, Inc. on Form S-8 of our report dated March 9, 2001, with respect to the consolidated financial statements of EXCO Resources, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                                                          /s/ ERNST & YOUNG, LLP


Dallas, Texas
April 25, 2001